UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No.: 811-04809

Liberty All-Star Equity Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Erin D. Nelson

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:    December 31

Date of reporting period: January 1 - December 31, 2013

Item 1.  Report of Shareholders.

LIBERTY ALL-STAR® EQUITY FUND

USA

2013 Annual Report

ALL-STAR®
EQUITY FUND

Contents

1 President's Letter
4 Unique Fund Attributes
6 Investment Managers/Portfolio Characteristics
7 Investment Growth
8 Table of Distributions and Rights Offerings
9 Manager Roundtable
14 Top 20 Holdings and Economic Sectors
15 Major Stock Changes in the Quarter
16 Schedule of Investments
23 Statement of Assets and Liabilities
24 Statement of Operations
25 Statements of Changes in Net Assets
26 Financial Highlights
27 Notes to Financial Statements
32 Report of Independent Registered Public Accounting Firm
33 Board Consideration of the Renewal of the Fund Management and Portfolio Management Agreements
36 Automatic Dividend Reinvestment and Direct Purchase Plan
37 Tax Information/Description of Lipper Benchmark and Market Indices
38 Trustees and Officers
41 Results of Shareholder Meeting
42 Privacy Policy

Inside Back Cover: Fund Information

A SINGLE INVESTMENT...
A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

- A diversified, multi-managed portfolio of growth and value stocks
- Exposure to many of the industries that make the U.S. economy one of the world's most dynamic
- Access to institutional quality investment managers
- Objective and ongoing manager evaluation
- Active portfolio rebalancing
- A quarterly fixed distribution policy
- Actively managed, exchange traded fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

The views expressed in the President's Letter, Unique Fund Attributes and Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

LIBERTY ALL-STAR® EQUITY FUND	1
PRESIDENT’S LETTER (UNAUDITED)

Fellow Shareholders:	February 2014

The U.S. equity market rewarded investors with exceptionally strong returns in 2013. The S&P 500® Index returned 32.39 percent–its highest since 1997–as all 10 of the index’s sectors finished the year in positive territory. The widely followed Dow Jones Industrial Average (DJIA) posted 51 record highs en route to a 29.65 percent return, while the technology-focused NASDAQ Composite Index delivered the highest return of all, 40.12 percent.

Stocks were strong throughout the year, with the first and fourth quarters producing the best gains for the S&P 500–10.61 percent and 10.51 percent, respectively. In between, the S&P 500 produced a second quarter gain of 2.91 percent and a third quarter advance of 5.24 percent. Indicative of the broad-based gains for U.S. stocks, growth style investing and value style investing produced very similar returns. For the year, the Russell 1000® Growth Index gained 33.48 percent, while the Russell 1000® Value Index returned 32.53 percent.

Stocks surged in 2013 as the economy continued to recover at a steady, albeit moderate pace; corporate earnings continued to grow; and, perhaps most importantly, the Federal Reserve kept short-term interest rates at record low levels while continuing to inject liquidity into the financial system through its $85 billion-a-month bond buying program. Investor optimism could not be slowed by political gridlock in Washington, fears of a softer economy in China, and continuing fiscal and economic woes in the euro zone. A powerful theme running throughout the year was the industrial renaissance in the U.S., as auto, capital equipment and energy output gained strength. U.S. energy production stood out as a growth driver, as hydraulic fracturing methodologies unlocked previously inaccessible or economically impractical oil and gas deposits. While the “old economy” was strong, so was the “new economy,” as demonstrated by the market for initial public offerings (IPOs). According to The Wall Street Journal, 230 companies went public on domestic equity markets in 2013, a sharp increase over 144 in 2012.

For investors in Liberty All-Star® Equity Fund, it was a rewarding year. The Fund returned 33.80 percent with shares valued at net asset value (NAV) with dividends reinvested and 33.52 percent with shares valued at market price with dividends reinvested. (Fund returns are net of fees.) Both returns were not only ahead of the S&P 500 and DJIA, they were also higher than the 31.38 percent return of the Lipper Large-Cap Core Mutual Fund Average. The Fund performed consistently well throughout the year, generally tracking key indices but posting its best relative performance in the third quarter. The discount at which Fund shares traded relative to their underlying NAV narrowed moderately compared with 2012, ranging from a low of 9.1 percent to a high of 12.8 percent.

Looking longer term, the Fund’s NAV and market price returns lagged the Lipper Large-Cap Core Mutual Fund Average for the trailing three-year period, but have outperformed the Lipper average over the past five years. The trailing five-year period is particularly relevant because 2013 marks five years since the steep equity sell-off of 2008 (when the S&P 500 declined 37.00 percent). In the shareholder letter for the Fund’s 2008 annual report, we noted that—even in the depths of recession and stock market retreat—it is essential for investors to keep faith in the U.S. economy and our financial markets. Indeed, investors who were able to look beyond the immediate crisis were well-rewarded. By year-end 2009, the S&P 500 gained 67.80 percent off the March 9 low and, even accounting for the steep declines in January and February, the S&P 500 gained 26.46 percent for the full year in 2009. In retrospect, the financial system did not come apart, and U.S. banks are now the most highly capitalized in the world. With regard to the Fund itself, an overweight to financial stocks hurt in 2008, but, as the Fund’s largest single sector allocation, financials made a solid contribution to return in 2013.

Fund distributions totaled $0.35 per share in 2013. As shareholders may recall, the Fund’s distribution policy has been in place since 1988 and is a major component

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2	LIBERTY ALL-STAR® EQUITY FUND
PRESIDENT’S LETTER (UNAUDITED)

of the Fund’s total return. These distributions add up to $23.09 since 1987 (the Fund’s first full calendar year of operations). We would emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

One of the key principles on which the Fund was founded is multi-management, or the practice of allocating the Fund’s assets to carefully selected investment managers representing both value and growth styles of investing. Thus, we are once again offering insights into the managers’ thinking through a roundtable discussion to which all five managers have contributed. In particular, we asked the managers to comment on why participation by individual investors in the equity market has declined in recent years. We believe you will find their responses to be of interest. As we have done in recent annual reports, we once again offer a brief summary of the Fund’s attributes (on pages 4 and 5). I urge you to revisit these attributes, as they help to make the Fund a unique and attractive investment vehicle.

We are gratified that the Fund rewarded investors in 2013. Uniformly strong equity market returns set a high hurdle for an actively managed fund, like Liberty All-Star Equity® Fund, to outperform passive benchmarks. But, the Fund was able to do that and we believe the Fund is also well positioned for the future. While we are optimistic about the prospects for 2014 and beyond, no one knows what direction equity markets will take going forward. We can, and will, however, remain diligent and disciplined and put our experience and expertise to work in service to our shareholders.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

ANNUAL REPORT	DECEMBER 31, 2013

LIBERTY ALL-STAR® EQUITY FUND	3
PRESIDENT’S LETTER (UNAUDITED)

FUND STATISTICS AND SHORT-TERM PERFORMANCE PERIODS ENDING DECEMBER 31, 2013

FUND STATISTICS:

Net Asset Value (NAV)		$6.71
Market Price		$5.97
Discount		11.0%

	Quarter		2013
Distributions*	$0.10		$0.35
Market Price Trading Range	$5.33 to $ 6.41		$4.83 to $6.41
Discount Range	9.9% to 12.7%		9.1% to 12.8%

PERFORMANCE:

Shares Valued at NAV with Dividends Reinvested	10.11%		33.80%
Shares Valued at Market Price with Dividends Reinvested	12.27%		33.52%
Dow Jones Industrial Average	10.22%		29.65%
NASDAQ Composite Index	11.10%		40.12%
Lipper Large-Cap Core Mutual Fund Average	9.93%		31.38%
S&P 500® Index	10.51%		32.39%

LONG-TERM PERFORMANCE SUMMARY AND DISTRIBUTIONS	ANNUALIZED RATES OF RETURN
PERIODS ENDING DECEMBER 31, 2013	3 YEARS	5 YEARS	10 YEARS	25 YEARS

LIBERTY ALL-STAR® EQUITY FUND

Distributions	$1.01	$1.63	$5.82	$22.45
Shares Valued at NAV with Dividends Reinvested	13.06%	17.92%	6.35%	9.99%
Shares Valued at Market Price with Dividends Reinvested	14.07%	19.53%	4.74%	10.06%
Dow Jones Industrial Average	15.71%	16.74%	7.44%	11.24%
Lipper Large-Cap Core Mutual Fund Average	14.78%	16.90%	6.98%	9.88%
NASDAQ Composite Index	17.74%	22.86%	8.63%	10.39%
S&P 500® Index	16.18%	17.94%	7.40%	10.26%

*	All 2013 distributions consist of ordinary dividends and long-term capital gains. A breakdown of each 2013 distribution for federal income tax purposes can be found in the table on page 37.

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting Fund expenses. The Fund’s performance is calculated assuming that a shareholder exercised all primary rights in the Fund’s rights offerings. Figures shown for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 37.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

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4	LIBERTY ALL-STAR® EQUITY FUND
UNIQUE FUND ATTRIBUTES (UNAUDITED)

Unique Attributes of Liberty All-Star® Equity Fund

Several attributes help to make the Fund a core equity holding for investors seeking diversification, income and the potential for long-term appreciation.

Multi-management for Individual Investors

Liberty All-Star® Equity Fund is multi-managed, an investment discipline that is followed by large institutional investors to diversify their portfolios. In 1986, Liberty All-Star® Equity Fund became the first closed-end fund to bring multi-management to individual investors.

Real-time Trading and Liquidity

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. In addition, Fund shares offer immediate liquidity and there are no annual sales fees.

ANNUAL REPORT	DECEMBER 31, 2013

LIBERTY ALL-STAR® EQUITY FUND	5
UNIQUE FUND ATTRIBUTES (UNAUDITED)

Access to Institutional Managers

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

Monitoring and Rebalancing

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy, and will replace managers when warranted. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

Alignment and Objectivity

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Trustees that is elected by and responsible to shareholders.

Distribution Policy

Since 1988, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 6 percent of the Fund’s net asset value (paid quarterly at 1.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

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6	LIBERTY ALL-STAR® EQUITY FUND
INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS (UNAUDITED)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS AS OF DECEMBER 31, 2013

	Schneider	Pzena	Matrix	Cornerstone	TCW	Total Fund	S&P 500® Index

Number of Holdings	38	40	35	47	33	164*	500

Percent of Holdings in Top 10	53%	38%	37%	37%	44%	18%	18%

Weighted Average Market Capitalization (billions)	$42	$76	$100	$68	$68	$71	$118

Average Five-Year Earnings Per Share Growth	1%	9%	12%	19%	19%	12%	13%

Dividend Yield	1.1%	1.8%	2.1%	0.9%	0.7%	1.3%	2.0%

Price/Earnings Ratio**	17x	14x	16x	15x	31x	19x	19x

Price/Book Value Ratio	0.8x	2.6x	2.7x	5.9x	9.6x	4.4x	4.5x

*	Certain holdings are held by more than one manager.

**	Excludes negative earnings.

ANNUAL REPORT	DECEMBER 31, 2013

LIBERTY ALL-STAR® EQUITY FUND	7
INVESTMENT GROWTH (UNAUDITED)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of shares of beneficial interest at the closing market price (NYSE: USA) of $6.00 on December 31, 1987, and tracking its progress through December 31, 2013. For certain information, it also assumes that a shareholder exercised all primary rights in the Fund’s rights offerings (see below). This graph covers the period since the Fund commenced its 10 percent distribution policy in 1988. Effective with the 2009 second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $49,550 (including the December 31, 2013 value of the original investment of $9,950 plus distributions during the period of $38,483 and tax credits on retained capital gains of $1,117).

The additional value realized through reinvestment of all distributions and tax credits. The value of the investment under this scenario grew to $136,435.

The additional value realized through full participation in all the rights offerings under the terms of each offering. The value of the investment under this scenario grew to $193,299 excluding the cost to fully participate in all the rights offerings under the terms of each offering which was $49,966.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

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8	LIBERTY ALL-STAR® EQUITY FUND
TABLE OF DISTRIBUTIONS AND RIGHTS OFFERINGS (UNAUDITED)

		RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE	TAX CREDITS*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009***	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
Total	$23.09

*

The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

***	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Equity Fund’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

ANNUAL REPORT	DECEMBER 31, 2013

LIBERTY ALL-STAR® EQUITY FUND	9
MANAGER ROUNDTABLE (UNAUDITED)

Investment Manager Roundtable

Timely insights for individual investors: Why the Fund’s investment managers remained focused on their disciplines in a strong market like 2013 (despite lingering worries about a reversal). And how investors–many of whom have missed the multi-year stock market rally–should be thinking about participation in the stock market.

Liberty All-Star® Equity Fund’s five investment managers represent long experience, deep knowledge, a proven track record and, given that they represent both growth and value styles of investing, a broad point of view on the stock market and equity investing generally. Thus, once again, we are grateful to be able to call upon this resource to provide Fund shareholders with commentary and insight. The Fund’s Investment Advisor, ALPS Advisors, serves as moderator of the roundtable. Participating investment management firms, the portfolio manager for each, and their respective styles and strategies are:

CORNERSTONE CAPITAL MANAGEMENT LLC

Portfolio Manager/Thomas G. Kamp, CFA

President and Chief Investment Officer

Investment Style/Growth – Cornerstone evaluates stocks that its research identifies as offering underappreciated opportunities for growth as defined by one or more of their metrics. Stock selection is further based on the fundamentals of revenue, earnings, cash flow, and management depth and credibility.

MATRIX ASSET ADVISORS, INC.

Portfolio Manager/David A. Katz, CFA

President and Chief Executive Officer

Investment Style/Value – Matrix follows an opportunistic value-oriented investment philosophy. Matrix believes that value can be found in all sectors of the economy, and thus looks for investment opportunities beyond traditional value industries.

PZENA INVESTMENT MANAGEMENT, LLC

Portfolio Manager/Antonio DeSpirito, III

Managing Principal and Portfolio Manager

Investment Style/Value – Pzena uses fundamental research and a disciplined process to identify good companies with a sustainable business advantage that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings.

SCHNEIDER CAPITAL MANAGEMENT CORPORATION

Portfolio Manager/Arnold C. Schneider, III, CFA

President and Chief Investment Officer

Investment Style/Value – The firm practices a disciplined, fundamental approach to add value over time. Research focuses on uncovering new ideas and owning undervalued stocks before they experience a rebound in earnings and come to the attention of other investors.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Manager/Craig C. Blum, CFA

Managing Director

Investment Style/Growth – TCW invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks companies with distinct advantages in their business model.

The year 2013 was, by just about any measure, a very good one for equity investors ... leading many prognosticators to forecast a pullback as the year progressed. Liberty All-Star® Equity Fund investment managers, however, are more driven by bottom-up company fundamentals than top-down market conditions. When and to what extent does overall market valuation enter your decision-making? Or do you judge valuation solely on a stock-by-stock basis ... and what is your approach to valuing a security both at purchase and sale? Let’s start with the growth style managers and hear first from Tom Kamp.

“...we evaluate the merits of individual stocks from three perspectives: One, relative to historical valuation ranges; two, relative to growth rates; and, three, relative to other opportunities.”

Tom Kamp (Cornerstone – Growth)

Kamp (Cornerstone – Growth): At Cornerstone Capital Management, we evaluate the merits of individual stocks from three perspectives: One, relative to historical valuation ranges; two, relative to growth rates; and, three, relative to other opportunities.

Those “other opportunities” certainly include other stocks within a given sector, but they also include other opportunities within the broader equity market. Despite being equity-only investors, we are effectively rendering a judgment on the bond market as well. All of this valuation discussion must be placed within the context of the macroeconomic environment we find ourselves in. Where are interest rates now and where are they likely to head? Where are we in the economic cycle, both domestically and globally? What effects will government policy and regulatory changes have on individual industries? What about commodities? Our views on these macroeconomic variables form the framework from which we evaluate and ultimately choose one stock versus another.

We use the same valuation framework at both purchase and sale. Cornerstone will trim or completely sell a given stock under the following conditions:

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10	LIBERTY ALL-STAR® EQUITY FUND
MANAGER ROUNDTABLE (UNAUDITED)

•

Valuation is reached – when a price target is reached, its perception gap closes and the margin of safety is reduced. Consequently, risk has increased and the position will generally be trimmed or completely sold.

•	Fundamentals deteriorate – our perception gap is proved wrong or management is no longer credible.
•	Opportunity in a more attractive stock.

Blum (TCW – Growth): We are stock pickers and judge valuation on a stock-by-stock basis. After our initial screen, we do thorough fundamental analysis on any potential new position. This includes talking to suppliers, conducting competitor analysis, sizing the end market and determining what makes the company special. We look three to five years out and look for a disconnect between the stock’s current price and our valuation. We sell a security when the valuation reflects our most optimistic outlook in order to take advantage of a superior opportunity. Of course, we can get negatively surprised and when this happens we place a stock on our review list and ask two questions: One, is the business model impaired? And, two, is the revenue opportunity impaired? If the answer to either is yes, we sell the position.

That said, we do consider the economic cycle when constructing our portfolio. We like to say that we run a balanced portfolio: Approximately two-thirds of the portfolio is in “offensive growth” stocks and one-third of the portfolio is in “defensive growth” stocks. The former are very disruptive companies with above-market volatility (betas) and may be more cyclical. Defensive growth stocks are less sensitive to GDP and are uncorrelated to the economic cycle. Besides a laser-like focus on only owning quality businesses with sustainable competitive advantages, this portfolio construction process is another way we mitigate risk in the portfolio.

Let’s get the value perspective. David Katz, what is your view?

Katz (Matrix – Value): Our primary orientation is a bottom-up process focusing on individual companies. Both at purchase and at sale, that focus is largely driven by the assessment of a company’s intrinsic value relative to its current stock price. As prospective buyers, we want the current stock price to be at a significant discount to its intrinsic value; as sellers, we would like to be selling at the company’s intrinsic value. Our intrinsic value measures are based on absolute and relative valuation models that assess earnings, dividends, return on equity, and price-to-book value and price-to-sales ratios.

While we use a bottom-up investment approach, we have found that when the market sells at extremely undervalued levels it pays to take more concentrated positions in companies, industries and sectors. Spring

2009 was such a period, for instance. Conversely, when the market approaches the higher end of its valuation range, it is prudent to increase portfolio diversification among industries and sectors.

We are currently comfortable with the market’s overall valuation, but believe that individual companies are not selling at the extremes seen four years ago. As such, our newer buys have been more diversifying and have given us added exposure to some under-represented sectors in the portfolio. We think this should lower portfolio volatility in the event of a pull-back.

DeSpirito (Pzena – Value): We adhere to a strict bottom-up investment process that compares a company’s current stock price to its long-term earnings power in making investment decisions. We construct a concentrated portfolio, generally consisting of between 30 and 40 holdings, by ranking our investment universe of the 500 largest U.S.-listed stocks from cheapest to most expensive based on this metric, and focusing our research on the least expensive 100 names to select our new investments. Opportunities are evaluated on the strength of their business franchises and the issues they need to overcome to restore profitability, with an emphasis on downside protection should our thesis not play out as planned. We sell a holding once its stock price in relation to our estimate of long-term earnings power reaches the mid-point of the investment universe.

“...we are finding significant valuation discounts in a number of economically-sensitive areas, such as financials, mature technology companies and integrated energy.” Tony DeSpirito (Pzena – Value)	That said, the market’s overall valuation and the spread between the overall market and the cheapest stocks will have a bearing on the magnitude of potential upside we might expect from our investments. Based on our models at the end of 2013, we would characterize the equity markets in the U.S. as being about fairly valued, with an expected return of approximately 8 percent, which is close to long-term averages, and attractive compared to fixed income alternatives. But within the broad market, there are significant valuation differences. Investors are paying premiums for dividend-paying stocks, treating them like bond substitutes, as well as for companies with stable earnings profiles, such as consumer staples. On the other hand, we are finding significant valuation discounts in a number of economically-sensitive areas, such as financials, mature technology companies and integrated energy. These sectors constitute the portfolio’s largest exposures, resulting in a portfolio valuation that continues to be attractive compared to our 18-year history.

ANNUAL REPORT	DECEMBER 31, 2013

LIBERTY ALL-STAR® EQUITY FUND	11
MANAGER ROUNDTABLE (UNAUDITED)

Schneider (Schneider Capital Management – Value): Overall market valuation is not a factor in our decision-making process. Our focus is strictly on companies that, based on our fundamental research, are temporarily trading at a substantial discount to their underlying value relative to their future earnings potential. At purchase, we establish a projected price for each security, which is a function of our forecasted earnings per share as well as the projected price/earnings multiple. We also employ a proprietary ranking system that identifies which securities can add the most value to the portfolio relative to their risk weights, and we generally employ a three- to five-year investment horizon. We constantly monitor our companies for changes, both positive and negative. As a stock appreciates toward our target price, we begin to sell and redirect the proceeds to investments with greater upside potential. In the event that our research indicates that our investment thesis is no longer valid, we will sell the security.

Thank you very much. Individual investors have not shown much of an inclination to invest in stocks. A national poll conducted last April by a respected survey research firm found that only 52 percent of people said they owned shares directly or indirectly (through a mutual fund) compared with 62 percent in April 2000. Why do you believe individuals are investing at a relatively low rate? How should individual investors be thinking about participation in the stock market? Let’s hear from the value managers, starting with Arnie Schneider.

Schneider (Schneider Capital Management – Value): Investors still seem to be psychologically recovering from their equity losses in 2008 and have been keeping their fixed income investments and the related gains since then. Over time, equities have typically outperformed bonds, particularly when starting with low real fixed income yields like we have today. Investors can benefit by focusing on long-term investing, not short-term trading. Also, it is important to recognize that while equities may have greater short-term volatility, they have offered superior risk-adjusted returns over time, thereby helping investors improve the probability that they will meet their investment goals.

“... it is important to recognize that while equities may have greater short-term volatility, they offer superior risk-adjusted returns over time.”

Arnie Schneider (Schneider
Capital Management – Value)

Katz (Matrix – Value): We think the current disinclination toward stocks is based on recent investment experiences: poor stock market returns from 2000 to 2011, two brutal bear markets (2000 to 2002 and 2008 into the early spring of 2009), and a feeling that the U.S. economy has lost its way. Further, many have felt that the market is stacked against the “little guy” and they have no confidence in their own navigational skills.

History has taught us that the market has been an enormous source of wealth creation for investors. Further, prolonged periods of sub-par returns–like the last decade–have generally been followed by very favorable gains.

“...the market has been an enormous source of wealth creation... prolonged periods of sub-par returns–like the last decade–have generally been followed by very favorable gains.”

David Katz (Matrix – Value)

As such, we would advise individual investors to allocate and maintain (through rebalancing) a diversified portfolio of assets (stocks and bonds) tailored to meet their needs for growth, income and risk tolerance.

DeSpirito (Pzena – Value): Individual investors are prone to disaster myopia. When a recent and significant negative event occurs, there is a natural human tendency to overstate the possible recurrence of that negative event until an adequate amount of time has passed to dull the memory. Two events in the last decade–the bursting of the Internet bubble and the financial crisis of 2008–still weigh heavily on investors’ minds, possibly contributing to the low rate of equity ownership. Our best suggestion about participation in the stock market is to always have a long-term perspective, and, as the old chestnut goes, “be fearful when others are greedy and greedy when others are fearful.” Sticking to an investment discipline based on valuation and long-term upside potential helps overcome the emotion that may otherwise inhibit an individual’s ability to participate in the stock market’s most attractive opportunities.

Sound thinking from experienced managers. Growth managers, let’s have your perspective, please.

Blum (TCW – Growth): Fear and greed drive markets and due to the pain of 2008 many investors are still squarely in the fear camp. Individual investors need to remember that volatility, although not easy to stomach, often provides long-term opportunities. The stock market  has  advanced  for  five

“Individual investors need to remember that volatility, although not easy to stomach, often provides long-term opportunities.” Craig Blum (TCW – Growth)	consecutive years and many individual investors feel like they have “missed their chance.” Consistent stock market participation is critical, yet it is clear that the

www.all-starfunds.com	USA

12	LIBERTY ALL-STAR® EQUITY FUND
MANAGER ROUNDTABLE (UNAUDITED)

average individual investor may have been his/her own worst enemy. The evidence: 20-year annualized returns for the average investor (+2.3 percent) have not only failed to keep up with the S&P 500 Index (+8.2 percent) and bonds (+6.3 percent), they have failed to keep up with inflation (+2.5 percent).1

Kamp (Cornerstone – Growth): We have a generation of people that has been burned by the market downturns of 2000 to 2002 and 2008 into early 2009. Many of these people have liquidated what stocks they owned to pay down credit card and home equity debt. In addition, there are many young adults who witnessed the anxiety of their parents during these downturns and, as a result, have become very risk averse. Consequently, many of these people are sitting on cash balances in their checking accounts rather than participating in the volatility of the equity market. The fact that they will certainly lose purchasing power over time carries little influence versus the pain they would feel if a stock holding went down.

Again, insightful thinking. Thank you. In the context of your previous comments, what is a long-standing holding in the portion of the Liberty All-Star® Equity Fund that you manage that serves as a good example of your style and strategy? And, second, what is a recent addition to your portfolio that also serves as a good example of your style and strategy? Tom Kamp, share insights into two of your holdings, please.

Kamp (Cornerstone – Growth): One of our long-standing holdings that is a good example of our style and strategy is Google. This is a large-cap company that leads a very large industry, online search, that is disrupting a broader industry, advertising, growing its sales and earnings at a high-teens rate. We have actively traded around a core position in the stock since the company went public in 2004 and added value through that active trading.

In June 2013, we initiated a new position in United Rentals, Inc., the largest equipment rental company serving the construction industry. We initiated the position after the stock weakened on concerns of slowing order momentum. We believed that those concerns were misplaced since the company is consolidating a highly fragmented market and is leveraged to the non-residential construction market, which we believe is beginning to benefit from a cyclical rebound here in the U.S. As those concerns faded, the stock has rallied 40 percent from our entry point in June.

Craig Blum, what about TCW’s growth holdings?

Blum (TCW – Growth): We believe strong long-term performance may be achieved by participating in the growth and success of extraordinary businesses purchased at attractive valuations. We start by looking for companies competing in large and growing end markets, with defensible business models and wide moats (defensible positions). Often, these companies have either a product or cost advantage in an industry going through structural change. The company’s current market share may be low but its rate of share capture is quite high. Amazon, first purchased over a decade ago, is an example of a company with immense scale and a clear cost advantage. More recently, we purchased athenahealth, a cloud-based healthcare IT provider. The company’s business model is scalable, its platform is disruptive to the competition and it is rapidly gaining market share.

Value managers, what examples from your portfolios would you cite? David Katz, please start.

Katz (Matrix – Value): A long-term holding that exemplifies our investment approach is Zimmer, a company with a leading market share in orthopedic implants. Prior to our purchase in June 2009, Zimmer’s sales were down on slower procedure growth, flat pricing and market share losses. Our research indicated that the share losses were transitory, reflecting a shift to a new product cycle, and that many procedures were being deferred by patients due to the recession. At a bargain price of 11.5 times earnings, we bought a superior business with a very strong balance sheet. Subsequently, the business and stock price have had a very healthy recovery.

In mid-2013, we purchased DuPont, a company undergoing a transformation from a cyclical chemical company to a higher growth sciences company focusing on agriculture, nutrition, industrial bioscience and advanced materials. After divesting its performance coating business, DuPont acquired Danisco, a company specializing in food ingredients, enzymes and biomaterials. Today, the company has stated goals of 12 percent revenue growth, 7 percent earnings growth and continued dividend increases. We were able to buy this quality and improving franchise at a below-market multiple of 13.2 times earnings.

[1]

Twenty-year annualized returns ending December 31, 2012. Sources: Individual investor return, Dalbar, a leading provider of data for the investment industry; equity return, S&P 500 Index; bond return, Barclays Aggregate Bond Index; inflation, Consumer Price Index.

ANNUAL REPORT	DECEMBER 31, 2013

LIBERTY ALL-STAR® EQUITY FUND	13
MANAGER ROUNDTABLE (UNAUDITED)

Arnie Schneider and Tony DeSpirito, wrap it up for us, please.

Schneider (Schneider Capital Management – Value): Weatherford International is a quintessential deep value name—it has a bloated balance sheet, was outspending cash flows, and had operational execution and tax accounting issues. Margins are still depressed but are beginning to improve, and management is in the process of selling non-core businesses and is now focused on profitability as opposed to acquisitive growth. The industry backdrop is very favorable given high oil prices, improved U.S. gas prices and expectations for 5 percent year-over-year growth in upstream capital expenditures.

A more recent addition to the portfolio is Lennar, a homebuilder with a strong balance sheet and a large land portfolio that we purchased near the bottom of the market cycle. We believe the company is well positioned to gain market share from smaller private builders. In addition, we remain optimistic on the depressed single-family housing market in general and our investment in Lennar in particular.

DeSpirito (Pzena – Value): Hewlett-Packard is a longstanding holding where investor fear over the impact of cloud computing, new technologies (e.g., tablets) and turnover in its CEO ranks has made it one of the cheapest companies in our investment universe. What emerges from our analysis, however, is that markets have overreacted. We believe HP has a solid, intact franchise serving business enterprises across a wide range of technology products and services, with a well-capitalized balanced sheet, high free cash flow and significant upside, even using conservative assumptions. TRW, a leading global auto parts manufacturer, is a recent addition to the portfolio. Cyclical weakness in the company’s European operations has given us the opportunity to buy a world-class business at an attractive valuation.

Many thanks to all for sharing excellent insights into your investment philosophy and for thoughts that may be useful to individual investors. We look forward to next year.

www.all-starfunds.com	USA

14	LIBERTY ALL-STAR® EQUITY FUND
TOP 20 HOLDINGS AND ECONOMIC SECTORS (UNAUDITED)
December 31, 2013

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS

Google, Inc., Class A	2.21%

JPMorgan Chase & Co.	2.11

Schlumberger Ltd.	1.95

Salesforce.com, Inc.	1.88

Amazon.com, Inc.	1.75

Citigroup, Inc.	1.62

Hewlett-Packard Co.	1.57

Bank of America Corp.	1.56

Morgan Stanley	1.46

QUALCOMM, Inc.	1.45

MetLife, Inc.	1.44

SunTrust Banks, Inc.	1.43

Visa, Inc., Class A	1.39

American International Group, Inc.	1.25

Starbucks Corp.	1.23

Chesapeake Energy Corp.	1.15

Devon Energy Corp.	1.14

Precision Castparts Corp.	1.12

Microsoft Corp.	1.10

State Street Corp.	1.06

29.87%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS

Financials	26.75%

Information Technology	17.49

Consumer Discretionary	15.71

Energy	13.82

Health Care	9.94

Industrials	6.50

Consumer Staples	4.59

Materials	2.21

Utilities	0.48

Other Net Assets	2.51

100.00%

* Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

ANNUAL REPORT	DECEMBER 31, 2013

LIBERTY ALL-STAR® EQUITY FUND	15
MAJOR STOCK CHANGES IN THE QUARTER (UNAUDITED)
December 31, 2013

The following are the major ($4 million or more) stock changes—both purchases and sales—that were made in the Fund’s portfolio during the fourth quarter of 2013.

	SHARES
SECURITY NAME	PURCHASES (SALES)	HELD AS OF 12/31/13

PURCHASES

Fastenal Co.	98,023	228,105

General Motors Co.	149,225	149,225

Intel Corp.	187,575	187,575

Micron Technology, Inc.	221,283	221,283

News Corp., Class A	270,425	270,425

Rackspace Hosting, Inc.	146,281	193,318

Weatherford International Ltd.	267,408	671,793

Whole Foods Market, Inc.	71,456	71,456

SALES

Emerson Electric Co.	(107,500)	0

Google, Inc., Class A	(6,906)	23,177

QUALCOMM, Inc.	(172,653)	229,700

www.all-starfunds.com	USA

16	LIBERTY ALL-STAR® EQUITY FUND
SCHEDULE OF INVESTMENTS
as of December 31, 2013

COMMON STOCKS (97.19%)	SHARES	MARKET VALUE

▶ CONSUMER DISCRETIONARY (15.71%)
Auto Components (1.55%)
Delphi Automotive PLC	57,625	$3,464,991
Johnson Controls, Inc.	142,734	7,322,254
Magna International, Inc.	34,967	2,869,392
TRW Automotive Holdings Corp.(a)	61,625	4,584,284
		18,240,921

Automobiles (0.52%)
General Motors Co.(a)	149,225	6,098,826

Hotels, Restaurants & Leisure (3.31%)
Carnival Corp.	196,885	7,908,871
Marriott International, Inc., Class A	205,681	10,152,414
McDonald’s Corp.	61,000	5,918,830
Orient-Express Hotels Ltd., Class A(a)	32,173	486,134
Starbucks Corp.	184,349	14,451,118
		38,917,367

Household Durables (2.31%)
Lennar Corp., Class A	195,375	7,729,035
PulteGroup, Inc.	288,911	5,885,117
Taylor Morrison Home Corp., Class A(a)	51,559	1,157,500
Toll Brothers, Inc.(a)	336,901	12,465,337
		27,236,989

Internet & Catalog Retail (2.53%)
Amazon.com, Inc.(a)	51,717	20,624,222
priceline.com, Inc.(a)	6,975	8,107,740
Shutterfly, Inc.(a)	19,627	999,603
		29,731,565

Media (2.18%)
Comcast Corp., Class A	118,081	6,136,079
News Corp., Class A(a)	270,425	4,873,059
News Corp., Class B(a)	112,445	2,004,894
Omnicom Group, Inc.	102,100	7,593,177
The Walt Disney Co.	66,897	5,110,931
		25,718,140

Specialty Retail (2.20%)
Dick’s Sporting Goods, Inc.	40,843	2,372,978
The Home Depot, Inc.	98,133	8,080,271
Staples, Inc.	376,075	5,975,832
Tiffany & Co.	72,515	6,727,942
The TJX Cos., Inc.	42,277	2,694,313
		25,851,336

Textiles, Apparel & Luxury Goods (1.11%)
NIKE, Inc., Class B	44,625	3,509,310
PVH Corp.	37,222	5,062,936
Ralph Lauren Corp.	25,726	4,542,440
		13,114,686

See Notes to Schedule of Investments and Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2013

LIBERTY ALL-STAR® EQUITY FUND	17
SCHEDULE OF INVESTMENTS
as of December 31, 2013

COMMON STOCKS (continued)	SHARES	MARKET VALUE

▶ CONSUMER STAPLES (4.59%)
Beverages (1.13%)
The Coca-Cola Company	80,000	$3,304,800
Diageo PLC(b)	47,028	6,227,448
PepsiCo, Inc.	45,000	3,732,300
		13,264,548

Food & Staples Retailing (1.26%)
Costco Wholesale Corp.	43,900	5,224,539
CVS Caremark Corp.	76,500	5,475,105
Whole Foods Market, Inc.	71,456	4,132,300
		14,831,944

Food Products (1.16%)
Archer-Daniels-Midland Co.	133,000	5,772,200
Kellogg Co.	47,000	2,870,290
Mead Johnson Nutrition Co.	59,850	5,013,036
		13,655,526

Household Products (0.62%)
The Procter & Gamble Co.	89,000	7,245,490

Tobacco (0.42%)
Philip Morris International, Inc.	57,315	4,993,856

▶ ENERGY (13.82%)
Energy Equipment & Services (4.51%)
Baker Hughes, Inc.	139,950	7,733,637
Dril-Quip, Inc.(a)	34,145	3,753,560
National-Oilwell Varco, Inc.	41,400	3,292,542
Oceaneering International, Inc.	62,900	4,961,552
Schlumberger Ltd.	254,687	22,949,845
Weatherford International Ltd.(a)	671,793	10,406,074
		53,097,210

Oil, Gas & Consumable Fuels (9.31%)
Anadarko Petroleum Corp.	33,804	2,681,333
Arch Coal, Inc.	1,975,666	8,791,714
BP PLC(b)	223,450	10,861,915
Chesapeake Energy Corp.	499,011	13,543,159
Chevron Corp.	52,900	6,607,739
Cobalt International Energy, Inc.(a)	195,390	3,214,165
ConocoPhillips	92,600	6,542,190
CONSOL Energy, Inc.	118,126	4,493,513
Devon Energy Corp.	216,361	13,386,255
Exxon Mobil Corp.	44,775	4,531,230
Occidental Petroleum Corp.	85,000	8,083,500
Peabody Energy Corp.	572,486	11,180,652
Royal Dutch Shell PLC(b)	150,767	10,745,164
WPX Energy, Inc.(a)	244,000	4,972,720
		109,635,249

See Notes to Schedule of Investments and Financial Statements.

www.all-starfunds.com	USA

18	LIBERTY ALL-STAR® EQUITY FUND
SCHEDULE OF INVESTMENTS
as of December 31, 2013

COMMON STOCKS (continued)	SHARES	MARKET VALUE

▶ FINANCIALS (26.75%)
Capital Markets (5.54%)
The Charles Schwab Corp.	379,100	$9,856,600
Franklin Resources, Inc.	85,600	4,941,688
The Goldman Sachs Group, Inc.	37,450	6,638,387
Invesco Ltd.	133,575	4,862,130
Morgan Stanley	548,509	17,201,242
State Street Corp.	170,675	12,525,839
T. Rowe Price Group, Inc.	37,721	3,159,888
UBS AG	313,400	6,032,950
		65,218,724

Commercial Banks (4.94%)
Barclays PLC(b)	71,226	1,291,327
BB&T Corp.	205,000	7,650,600
Comerica, Inc.	70,225	3,338,497
First Republic Bank	56,875	2,977,406
Huntington Bancshares, Inc.	280,391	2,705,773
KeyCorp	216,035	2,899,190
The PNC Financial Services Group, Inc.	70,666	5,482,268
Regions Financial Corp.	500,508	4,950,024
SunTrust Banks, Inc.	455,853	16,779,949
Wells Fargo & Co.	222,000	10,078,800
		58,153,834

Consumer Finance (2.28%)
American Express Co.	58,500	5,307,705
Capital One Financial Corp.	68,000	5,209,480
Visa, Inc., Class A	73,268	16,315,318
		26,832,503

Diversified Financial Services (6.13%)
Bank of America Corp.	1,176,606	18,319,756
Citigroup, Inc.	365,594	19,051,103
CME Group, Inc.	61,284	4,808,343
ING US, Inc.	145,100	5,100,265
JPMorgan Chase & Co.	425,080	24,858,678
		72,138,145

Insurance (6.44%)
ACE Ltd.	89,100	9,224,523
The Allstate Corp.	118,972	6,488,733
American International Group, Inc.	288,366	14,721,084
Assured Guaranty Ltd.	244,739	5,773,393
Axis Capital Holdings Ltd.	156,000	7,420,920
Genworth Financial, Inc., Class A(a)	50,174	779,202
The Hartford Financial Services Group, Inc.	224,055	8,117,513
MetLife, Inc.	313,725	16,916,052
Willis Group Holdings PLC	115,350	5,168,834
WR Berkley Corp.	27,696	1,201,729
		75,811,983

Real Estate Investment Trusts (1.10%)
American Tower Corp.	118,360	9,447,495
Camden Property Trust	62,419	3,550,393
		12,997,888

Real Estate Management & Development (0.32%)
Zillow, Inc., Class A(a)	46,196	3,775,599

See Notes to Schedule of Investments and Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2013

LIBERTY ALL-STAR® EQUITY FUND	19
SCHEDULE OF INVESTMENTS
as of December 31, 2013

COMMON STOCKS (continued)	SHARES	MARKET VALUE

▶ HEALTH CARE (9.94%)
Biotechnology (1.51%)
BioMarin Pharmaceutical, Inc.(a)	81,945	$5,758,275
Celgene Corp.(a)	41,500	7,011,840
Gilead Sciences, Inc.(a)	67,205	5,050,456
		17,820,571

Health Care Equipment & Supplies (2.05%)
Becton, Dickinson & Co.	43,350	4,789,742
Edwards Lifesciences Corp.(a)	91,145	5,993,695
Hologic, Inc.(a)	238,500	5,330,475
Zimmer Holdings, Inc.	85,500	7,967,745
		24,081,657

Health Care Providers & Services (2.54%)
Brookdale Senior Living, Inc.(a)	219,352	5,961,987
Catamaran Corp.(a)	199,159	9,456,069
Cigna Corp.	70,375	6,156,405
Express Scripts Holding Co.(a)	44,485	3,124,626
Laboratory Corp. of America Holdings(a)	56,250	5,139,563
		29,838,650

Health Care Technology (1.34%)
athenahealth, Inc.(a)	46,900	6,308,050
Cerner Corp.(a)	170,168	9,485,164
		15,793,214

Life Sciences Tools & Services (0.48%)
Thermo Fisher Scientific, Inc.	51,000	5,678,850

Pharmaceuticals (2.02%)
Abbott Laboratories	97,525	3,738,133
Allergan, Inc.	53,455	5,937,782
Johnson & Johnson	84,500	7,739,355
Teva Pharmaceutical Industries Ltd.(b)	159,000	6,372,720
		23,787,990

▶ INDUSTRIALS (6.50%)
Aerospace & Defense (1.78%)
The Boeing Co.	21,050	2,873,115
L-3 Communications Holdings, Inc.	22,575	2,412,365
Precision Castparts Corp.	49,018	13,200,547
Textron, Inc.	66,920	2,459,979
		20,946,006

Building Products (0.42%)
Masco Corp.	218,425	4,973,537

Construction & Engineering (0.38%)
Fluor Corp.	56,505	4,536,786

Machinery (1.70%)
Caterpillar, Inc.	69,000	6,265,890
Joy Global, Inc.	72,487	4,239,765

See Notes to Schedule of Investments and Financial Statements.

www.all-starfunds.com	USA

20	LIBERTY ALL-STAR® EQUITY FUND
SCHEDULE OF INVESTMENTS
as of December 31, 2013

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Machinery (continued)
Navistar International Corp.(a)	110,107	$4,204,986
Parker Hannifin Corp.	41,150	5,293,536
		20,004,177

Professional Services (0.55%)
Verisk Analytics, Inc., Class A(a)	98,300	6,460,276

Trading Companies & Distributors (1.40%)
Fastenal Co.	228,105	10,837,269
United Rentals, Inc.(a)	72,558	5,655,896
		16,493,165

Transportation Infrastructure (0.27%)
Aegean Marine Petroleum Network, Inc.	283,495	3,180,814

▶ INFORMATION TECHNOLOGY (17.49%)
Communications Equipment (2.09%)
Cisco Systems, Inc.	335,122	7,523,489
QUALCOMM, Inc.	229,700	17,055,225
		24,578,714

Computers & Peripherals (1.92%)
Hewlett-Packard Co.	658,850	18,434,623
Stratasys Ltd.(a)	31,393	4,228,637
		22,663,260

Electronic Equipment & Instruments (2.00%)
Corning, Inc.	441,000	7,858,620
LG Display Co. Ltd.(a)(b)	274,358	3,330,706
TE Connectivity Ltd.	223,325	12,307,441
		23,496,767

Internet Software & Services (4.47%)
eBay, Inc.(a)	46,463	2,550,354
Equinix, Inc.(a)	38,245	6,786,575
Google, Inc., Class A(a)	23,177	25,974,696
LinkedIn Corp., Class A(a)	45,103	9,779,684
Rackspace Hosting, Inc.(a)	193,318	7,564,533
		52,655,842

Semiconductors & Semiconductor Equipment (1.64%)
Altera Corp.	71,117	2,313,436
ARM Holdings PLC(b)	133,900	7,329,686
Intel Corp.	187,575	4,869,447
Micron Technology, Inc.(a)	221,283	4,815,118
		19,327,687

Software (5.37%)
Citrix Systems, Inc.(a)	129,054	8,162,665
Microsoft Corp.	345,775	12,942,358
Oracle Corp.	233,875	8,948,058

See Notes to Schedule of Investments and Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2013

LIBERTY ALL-STAR® EQUITY FUND	21
SCHEDULE OF INVESTMENTS
as of December 31, 2013

COMMON STOCKS (continued)	SHARES	MARKET VALUE
Software (continued)
Salesforce.com, Inc.(a)	401,457	$22,156,412
Splunk, Inc.(a)	83,300	5,720,211
VMware, Inc., Class A(a)	58,900	5,283,919
		63,213,623

▶ MATERIALS (2.21%)
Chemicals (1.41%)
EI du Pont de Nemours & Co.	78,000	5,067,660
Praxair, Inc.	50,400	6,553,512
The Sherwin-Williams Co.	27,120	4,976,520
		16,597,692

Metals & Mining (0.80%)
Alcoa, Inc.	128,565	1,366,646
Freeport-McMoRan Copper & Gold, Inc.	134,128	5,061,991
Silver Wheaton Corp.	150,520	3,038,999
		9,467,636

▶ UTILITIES (0.48%)
Electric Utilities (0.48%)
Entergy Corp.	80,975	5,123,288
FirstEnergy Corp.	14,990	494,370
		5,617,658

TOTAL COMMON STOCKS
(COST OF $926,910,541)		1,147,776,901

▶ EXCHANGE TRADED FUND (0.08%)
Exchange Traded Fund (0.08%)
iShares® Russell 1000 Value ETF	9,275	873,334

TOTAL EXCHANGE TRADED FUND
(COST OF $858,793)		873,334

SHORT TERM INVESTMENT (2.94%)	PAR VALUE	MARKET VALUE

▶ REPURCHASE AGREEMENT (2.94%)

Repurchase agreement with State Street Bank & Trust Co., dated

12/31/13, due 01/02/14 at 0.01%, collateralized by Federal Home

Mortgage Corp. 3.00%, 03/15/43, market value of $35,318,163

(Repurchase proceeds of $34,612,019)

(COST OF $34,612,000)	$34,612,000	34,612,000

TOTAL INVESTMENTS (100.51%)
(COST OF $962,381,334)(c)		1,183,262,235

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.51%)		(5,946,061)

NET ASSETS (100.00%)		$1,177,316,174

NET ASSET VALUE PER SHARE
(175,422,306 SHARES OUTSTANDING)		$6.71

www.all-starfunds.com	USA

22	LIBERTY ALL-STAR® EQUITY FUND
SCHEDULE OF INVESTMENTS
as of December 31, 2013

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $ 969,745,017.

Gross unrealized appreciation and depreciation at December 31, 2013 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$282,060,752
Gross unrealized depreciation	(68,543,534)
Net unrealized appreciation	$213,517,218

ANNUAL REPORT	DECEMBER 31, 2013

LIBERTY ALL-STAR® EQUITY FUND	23
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013

ASSETS:
Investments at market value (Cost $962,381,334)	$1,183,262,235
Cash	843
Receivable for investment securities sold	9,396,940
Dividends and interest receivable	1,071,426
Prepaid and other assets	2,004

TOTAL ASSETS	1,193,733,448

LIABILITIES:
Payable for investments purchased	3,606,914
Distributions payable to shareholders	11,755,407
Investment advisory fee payable	705,661
Payable for administration, pricing and bookkeeping fees	189,259
Accrued expenses	160,033

TOTAL LIABILITIES	16,417,274

NET ASSETS	$1,177,316,174

NET ASSETS REPRESENTED BY:
Paid-in capital	$963,798,956
Accumulated net realized loss on investments	(7,363,683)
Net unrealized appreciation on investments	220,880,901

NET ASSETS	$1,177,316,174

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	175,422,306

NET ASSET VALUE PER SHARE	$6.71

www.all-starfunds.com	USA

24	LIBERTY ALL-STAR® EQUITY FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $ 137,413)	$16,424,199
Interest	3,248

TOTAL INVESTMENT INCOME	16,427,447

EXPENSES:
Investment advisory fee	8,052,609
Administration fee	2,013,152
Pricing and bookkeeping fees	190,529
Audit fee	48,503
Custodian fee	103,992
Insurance expense	59,169
Legal fees	265,247
NYSE fee	173,500
Shareholder communication expenses	289,421
Transfer agent fees	139,965
Trustees’ fees and expenses	232,666
Miscellaneous expenses	14,567

TOTAL EXPENSES	11,583,320

NET INVESTMENT INCOME	4,844,127

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investment transactions	106,711,684

Net change in unrealized appreciation on investments	200,751,072

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	307,462,756

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$312,306,883

See Notes to Financial Statements

ANNUAL REPORT	DECEMBER 31, 2013

LIBERTY ALL-STAR® EQUITY FUND	25
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012

FROM OPERATIONS:
Net investment income	$4,844,127	$7,018,212
Net realized gain on investment transactions	106,711,684	52,769,463
Net change in unrealized appreciation	200,751,072	65,625,618
Net Increase in Net Assets Resulting From Operations	312,306,883	125,413,293

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(57,133,067)	(58,551,924)
From net realized gains on investments	(6,914,894)	–
Total Distributions	(64,047,961)	(58,551,924)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	22,735,370	12,454,693
Shares repurchased through tender offer (including costs of $228,118)	(84,804,604)	–
Net Increase/(Decrease) From Capital Share Transactions	(62,069,234)	12,454,693
Net Increase in Net Assets	186,189,688	79,316,062

NET ASSETS:
Beginning of year	991,126,486	911,810,424
End of year (Includes overdistributed net investment income of $0 and $(7,867,739), respectively)	$1,177,316,174	$991,126,486

See Notes to Financial Statements

www.all-starfunds.com	USA

26	LIBERTY ALL-STAR® EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2013	2012	2011	2010	2009

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$5.35	$4.99	$5.69	$5.23	$4.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03	0.04	0.02	0.00 (b)	0.02
Net realized and unrealized gain/(loss) on investments	1.66	0.64	(0.38)	0.77	1.31

Total from Investment Operations	1.69	0.68	(0.36)	0.77	1.33

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(0.31)	(0.32)	(0.26)	(0.24)	(0.02)
Net realized gain on investments	(0.04)	–	–	–	–
Tax return of capital	–	–	(0.08)	(0.07)	(0.29)

Total Distributions	(0.35)	(0.32)	(0.34)	(0.31)	(0.31)

Change due to tender offer(c)	0.02	–	–	–	–

Net asset value at end of year	$6.71	$5.35	$4.99	$5.69	$5.23

Market price at end of year	$5.97	$4.77	$4.22	$4.93	$4.33

TOTAL INVESTMENT RETURN
FOR SHAREHOLDERS:(d)
Based on net asset value	33.8%	14.7%	(5.8%)	16.3%	35.7%
Based on market price	33.5%	20.9%	(8.1%)	21.7%	35.1%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)	$1,177	$991	$912	$1,039	$956
Ratio of expenses to average net assets after reimbursement	N/A	1.07%	N/A	N/A	N/A
Ratio of expenses to average net assets before reimbursement	1.05%	1.08%	1.05%	1.08%	1.09%
Ratio of net investment income to average net assets	0.44%	0.72%	0.33%	0.08%	0.38%
Portfolio turnover rate	41%	45%	48%	52%	89%

(a)	Calculated using average shares outstanding during the period.

(b)	Less than $0.005 per share.

(c)	Effect of Fund’s tender offer for shares at a price below net asset value, net of costs.

(d)

Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

See Notes to Financial Statements

ANNUAL REPORT	DECEMBER 31, 2013

LIBERTY ALL-STAR® EQUITY FUND	27
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

NOTE 1. ORGANIZATION

LibertyAll-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities including common stocks are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”). The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates fair value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board of Trustees.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the year ended December 31, 2013, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

These collateral agreements mitigate the counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Repurchase agreements are entered into by the Fund under a Master Repurchase Agreement (“MRA”) which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

At December 31, 2013, the open repurchase agreement with the counterparty State Street Bank & Trust Co., and subject to a MRA on a net payment basis, was as follows:

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28	LIBERTY ALL-STAR® EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the State- ment of Assets and Liabilities	Net Amounts Presented in the Statement of As- sets and Liabilities	Financial Instruments Collateral Received*	Cash Collateral Received	Net Amount
Repurchase Agreement	$34,612,000	$–	$34,612,000	$(34,612,000)	$–	$–
Total	$34,612,000	$–	$34,612,000	$(34,612,000)	$–	$–

*	These amounts do not include the excess collateral received.

Income Recognition

Interest income is recorded on the accrual basis. Premiums and discounts are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities and exchange-traded funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy.

Share’s of an open-end investment company are valued at that investment company’s net asset value per share and are categorized as Level 1 in the hierarchy.

Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred.

ANNUAL REPORT	DECEMBER 31, 2013

LIBERTY ALL-STAR® EQUITY FUND	29
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

	Valuation inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,147,776,901	$–	$–	$1,147,776,901
Exchange Traded Fund	873,334	–	–	873,334
Short-Term Investment	–	34,612,000	–	34,612,000
TOTAL	$1,148,650,235	$34,612,000	$–	$1,183,262,235

*	See Schedule of Investments for industry classification.

For the year ended December 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the year ended December 31, 2013.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 6% of its net asset value per year. The distributions are payable in four quarterly distributions of 1.5% of the Fund’s net asset value at the close of the NYSE on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

For the year ended December 31, 2013, permanent book and tax basis differences resulting primarily from excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net Investment Income	Paid-In Capital
$ 60,156,679	$ (60,156,679)

Net investment loss and net realized gain, as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Classification of Distributions to Shareholders

Net investment income and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	12/31/2013	12/31/2012
Distributions paid from:
Ordinary income	$57,133,067	$58,551,924
Long-term capital gain	6,914,894	–
	$64,047,961	$58,551,924

The Fund used capital loss carry forwards of $92,639,875 to offset taxable capital gains during the year ended December 31, 2013.

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Net Unrealized Appreciation	Total
$ 213,517,218	$ 213,517,218

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

As of December 31, 2013, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

www.all-starfunds.com	USA

30	LIBERTY ALL-STAR® EQUITY FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Cost of Investments	Gross Unrealized Appreciation (excess of value over tax cost)	Gross Unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$969,745,017	$282,060,752	$(68,543,534)	$213,517,218

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the year ended December 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services Agreement

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.200%
Next $400 million	0.180%
Next $400 million	0.162%
Over $1.2 billion	0.146%

In addition, ALPS provides bookkeeping and pricing services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus 0.015% on the average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2013, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $442,999,417 and $577,466,320, respectively.

NOTE 6. CAPITAL TRANSACTIONS

On July 29, 2013, the Fund’s Board of Trustees authorized the Fund to conduct a tender offer for up to 7.5% of its outstanding shares of beneficial interest at a price equal to 96% of its net asset value per share as determined on the day of the tender offer expiration of September

ANNUAL REPORT	DECEMBER 31, 2013

LIBERTY ALL-STAR® EQUITY FUND	31
NOTES TO FINANCIAL STATEMENTS

December 31, 2013

23, 2013. Approximately 64,581,723 shares of beneficial interest or approximately 34.2% of the Fund’s outstanding shares were properly tendered and not withdrawn. The Fund accepted 14,143,225 shares for payment at a price equal to $5.98 per share, which represented 96% of the Fund’s net asset value per share as of September 23, 2013. Because the tender offer was oversubscribed, all tenders of shares were subject to proration in accordance with the terms of the tender offer, including adjustments to avoid purchase of fractional shares. Accordingly, on a pro rata basis, the Fund accepted and purchased approximately 21.9% of the shares properly tendered in the tender offer.

During the years ended December 31, 2013 and December 31, 2012, distributions in the amounts of $22,735,370 and $12,454,693, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 4,248,183 and 2,639,269 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 8. NEW ACCOUNTING PRONOUCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

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32	LIBERTY ALL-STAR® EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF LIBERTY ALL-STAR® EQUITY FUND:

We have audited the accompanying statement of assets and liabilities of Liberty All-Star® Equity Fund (the “Fund”), including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty All-Star® Equity Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013

LIBERTY ALL-STAR® EQUITY FUND	33
BOARD CONSIDERATION OF THE RENEWAL OF THE FUND MANAGEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (UNAUDITED)

The Investment Company Act of 1940 requires that the Board of Trustees (“Board”) of the Liberty All-Star® Equity Fund (“Fund”), including all of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), annually review the Fund’s investment advisory agreements and consider whether or not to renew them for an additional year. At its meeting on September 12, 2013, the Board, including a majority of the Independent Trustees, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisors, Inc. (“AAI”) and the five separate Portfolio Management Agreements, among the Fund, AAI and the following independent investment management firms (each, a “Portfolio Manager”): Cornerstone Capital Management LLC (“Cornerstone”), Matrix Asset Advisors, Inc. (“Matrix”), Pzena Investment Management, LLC (“Pzena”), Schneider Capital Management Corporation (“Schneider”) and TCW Investment Management Company (“TCW”).

Prior to the Board action, the Independent Trustees met to consider management’s recommendations with respect to the renewal of the Fund Management Agreement and the Portfolio Management Agreements (each, an “Agreement” and, collectively, the “Agreements”). In reaching its decision to renew each Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the Fund. The Board further considered factors it deemed relevant with respect to the Fund, including (1) the nature, extent and quality of services provided to the Fund by AAI, its affiliates, and each Portfolio Manager; (2) the performance of the Fund and the Portfolio Managers; (3) the level of the Fund’s management and portfolio management fees and expense ratios; (4) the costs of the services provided and profits realized by AAI and its affiliates from their relationship with the Fund; (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (6) the “fall-out” benefits to AAI, each Portfolio Manager and their respective affiliates (i.e., any direct or indirect benefits to be derived by AAI, each Portfolio Manager and their respective affiliates from their relationships with the Fund); and (7) other general information about AAI and each Portfolio Manager. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

The Board considered these factors in the context of the Fund’s multi-manager methodology, which seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed. The Fund allocates its portfolio assets among Portfolio Managers recommended by AAI and approved by the Board, currently five for the Fund. The Board considered that each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances the Fund’s portfolio assets among the Portfolio Managers. The Board also took into account that AAI continuously analyzes and evaluates each Portfolio Manager’s investment performance and portfolio composition and, from time to time, recommends changes in the Portfolio Managers.

In connection with its deliberations, the Board took into account information furnished throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included AAI’s analysis of the Fund’s investment performance and related financial information for the Fund, presentations given by the Fund’s Portfolio Managers, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by AAI, the Portfolio Managers and their affiliates. Information furnished specifically in connection with the renewal process included, among other things, a report of the Fund’s investment performance over various time periods as compared to a peer universe and a market index and the Fund’s fees and expenses as compared to comparable groups of closed-end funds and open-end multi-managed funds based, in part, on information from Lipper, Inc. (“Lipper”), an independent organization, as well as additional materials prepared by AAI. The information provided by AAI generally included information reflecting the Fund’s management fees, expense ratios, investment performance and profitability, including AAI’s profitability with respect to the Fund.

As part of the process to consider the Agreements, legal counsel to the Independent Trustees requested information from AAI and each Portfolio Manager. In response to these requests, the Independent Trustees received reports from AAI and each Portfolio Manager that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Trustees and the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreements. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders. The following is a summary of the Board’s considerations and conclusions regarding these matters.

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34	LIBERTY ALL-STAR® EQUITY FUND
BOARD CONSIDERATION OF THE RENEWAL OF THE FUND MANAGEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (UNAUDITED)

NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED

The Trustees considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. The Board also considered the nature, extent and quality of the administrative services provided to the Fund by ALPS Fund Services, Inc., an affiliate of AAI. The Board considered the steps that AAI has taken to encourage strong performance, including AAI’s willingness to recommend Portfolio Manager changes when necessary to address performance issues.

The Board also considered each Portfolio Manager’s demonstrated consistency in investment approach. The Board considered that Cornerstone and TCW manage the large-cap growth portions of the Fund’s portfolio and Matrix, Pzena and Schneider manage the large-cap value portions of the Fund’s portfolio. The Board also considered the background and experience of the personnel at AAI responsible for Portfolio Manager selection, evaluation and monitoring for the Fund and at the Portfolio Manager responsible for managing the Fund’s portfolio. The Board also considered the overall financial strength of AAI, the effect on the Fund of any turnover in personnel at each Portfolio Manager, the insurance maintained by each Portfolio Manager and the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and the Portfolio Managers were appropriate and consistent with the terms of the Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements.

INVESTMENT PERFORMANCE

The Board considered the long-term and short-term investment performance of the Fund over multiple periods, which generally included annual total returns both on an absolute basis and relative to an appropriate benchmark and/or Lipper peer universe. The Board took into account the Fund’s performance based on both net asset value (“NAV”) and market price and, in general, considered long-term performance to be more important in its evaluation than short-term performance. In addition, the Board considered the performance of other investment companies and accounts managed by the Portfolio Managers and the performance of the allocated portions of the Fund in the context of the Portfolio Managers’ different investment strategies and styles and the contribution of each Portfolio Manager to the Fund’s overall strategy and performance.

Among other information, the Trustees considered that the Fund’s return was comparable on an absolute and a relative basis in 2012 and the seven months ended July 31, 2013. In particular, the Board considered that, based on the Fund’s NAV, the Fund outperformed the Lipper Large-Cap Core Mutual Fund Average (“Lipper Average”) for the year-to-date, one-year, and twenty-five year periods, but, while generally comparable, was below the Lipper Average for the three-year, five-year, and ten-year periods. In addition, the Fund outperformed the S&P 500 for the year-to-date and one-year periods, and underperformed for all other relevant periods. The Trustee’s determined that the performance information demonstrated to the Trustees the Fund’s generally consistent pattern of favorable long-term performance and supported the renewal of the Agreements.

COSTS OF THE SERVICES PROVIDED TO THE FUND

The Board considered the fees paid by the Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the management fees, overall expense ratio and expense reimbursement by AAI for selected closed-end funds and multi-manager open-end equity funds. The Board took into account that the Fund’s management fee and total expense ratio were lower than the median for the closed-end funds. The Board also considered that the Fund’s management fee was higher than the median for the multi-manager open-end equity funds, but that the Fund’s total expense ratio was lower.

The Board considered that AAI currently does not have any institutional clients with investment objectives and strategies comparable to those of the Fund. The Board considered the breakpoint schedule that lowers the management fee rate as the Fund’s assets increase. The Board also considered the management fees paid to the Portfolio Managers and the fee rates charged by the Portfolio Managers to their other accounts, including institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided and the differences in responsibility of AAI and the Portfolio Managers to the Fund and to other accounts. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the management fees paid by selected closed-end funds and open-end equity funds.

PROFITABILITY AND COSTS OF SERVICES TO AAI

The Board considered the level of profits realized by AAI in connection with the operation of the Fund. The Board

ANNUAL REPORT	DECEMBER 31, 2013

LIBERTY ALL-STAR® EQUITY FUND	35
BOARD CONSIDERATION OF THE RENEWAL OF THE FUND MANAGEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (UNAUDITED)

considered the profitability information setting forth the overall profitability of the Fund to AAI for the year ended December 31, 2012, as well as the overall profitability information relating to the calendar years ended December 31, 2011 and 2010. In reviewing the information, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board took into consideration that AAI’s cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years. The Board took into account management’s ongoing costs and expenditures in providing and improving services for the Fund as well as the ongoing need to meet regulatory and compliance requirements. In addition, the Board considered information prepared by management comparing the profitability of AAI on an overall basis to other investment company managers. The Board also considered the extent to which AAI and its affiliates might derive ancillary benefits from the Fund, noting that an affiliate of AAI serves as the Fund’s administrator and receives compensation for acting in this capacity.

The Board considered that AAI has advised the Board that it does not regard Portfolio Manager profitability as meaningful to an evaluation of the Portfolio Manager Agreements because the willingness of the Portfolio Managers to serve in such capacity depends primarily upon arm’s-length negotiations with AAI, AAI generally is aware of the fees charged by the Portfolio Managers to other clients, and AAI believes that the fees agreed upon with the Portfolio Managers are reasonable in light of the quality of investment advisory services rendered. The Board accepted AAI’s explanations in light of the Board’s findings as to the reasonableness of the aggregate management fees paid by the Fund and the fact that each Portfolio Manager’s fee is paid by AAI and not the Fund. The Board acknowledged that, as a business matter, AAI was entitled to earn reasonable profits for its services to the Fund. The Board determined that AAI’s profitability was reasonable in relation to the services provided and to the costs of providing management services to the Fund and supported the renewal of the Agreements.

EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE

The Board considered whether economies of scale are realized by AAI as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. The Board took into consideration the fee breakpoint schedules under the Agreements and concluded that the schedules reflect economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services performed by AAI and the management of Fund assets by each Portfolio Manager. In this regard, the Board considered that the Fund has reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in the management fees. Based on the foregoing, the Board concluded that the Fund was realizing economies of scale under the Agreements and management fee schedule, which support the renewal of the Agreements.

BENEFITS TO BE DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees also considered the potential “fall-out” benefits that AAI or the Portfolio Managers might receive in connection with their association with the Fund. In its consideration of the Agreements, the Board considered, among other things, that AAI and the Portfolio Managers may derive ancillary benefits from the Fund’s operations. For example, under the Agreements, AAI may request that transactions giving rise to brokerage commissions be executed through brokers and dealers that provide brokerage or research services to the Fund or AAI. Each Portfolio Manager, through its position as a Portfolio Manager to the Fund, also may engage in soft dollar transactions. In advance of the meeting, the Board received information regarding each Portfolio Manager’s procedures for executing portfolio transactions for the allocated portion of the Fund and each Portfolio Manager’s soft dollar policies and procedures. In addition, the Board considered that a Portfolio Manager may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board determined that the foregoing ancillary benefits were consistent with the renewal of the Agreements.

CONCLUSIONS

Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

www.all-starfunds.com	USA

36	LIBERTY ALL-STAR® EQUITY FUND
AUTOMATIC DIVIDEND REINVESTMENT AND DIRECT PURCHASE PLAN (UNAUDITED)

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date and all subsequent dividends and distributions will be paid in cash instead of shares.

The Fund reserves the right to amend or terminate the Plan.

The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

ANNUAL REPORT	DECEMBER 31, 2013

LIBERTY ALL-STAR® EQUITY FUND	37
TAX INFORMATION (UNAUDITED)

All 2013 distributions whether received in cash or shares of the Fund consist of the following:

(1) ordinary dividends, and

(2) long-term capital gains

The table below details the breakdown of each 2013 distribution for federal income tax purposes.

TAX STATUS OF 2013 DISTRIBUTIONS

			TOTAL ORDINARY DIVIDENDS
RECORD DATE	PAYABLE DATE	AMOUNT PER SHARE	QUALIFIED	NON-QUALIFIED	LONG-TERM CAPITAL GAINS**
11/02/12*	01/02/13	$0.042791	6.99%	83.39%	9.62%
01/25/13	03/11/13	$0.08	6.99%	83.39%	9.62%
05/03/13	06/17/13	$0.08	6.99%	83.39%	9.62%
08/02/13	09/16/13	$0.09	6.99%	83.39%	9.62%
11/01/13	01/02/14	$0.10	6.99%	83.39%	9.62%
*	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2013.
**	Pursuant to Section 852(b) (3) of the Internal Revenue Code, Liberty All-Star Equity Fund designated $6,914,894 as long-term capital gain dividends.

ADDITIONAL INFORMATION (UNAUDITED)

Tax Designations

The Fund designates the following as a percentage of taxable ordinary income distributions for the calendar year ended December 31, 2013:

Qualified Dividend Income	7.73%
Dividend Received Deduction	7.63%

DESCRIPTION OF LIPPER BENCHMARK AND MARKET INDICES (UNAUDITED)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index

Measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 3000® Index

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

www.all-starfunds.com	USA

38	LIBERTY ALL-STAR® EQUITY FUND
TRUSTEES AND OFFICERS (UNAUDITED)

The names of the Trustees and Officers of the Liberty All-Star® Equity Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

INDEPENDENT TRUSTEES

NAME (AGE) AND ADDRESS*	POSITION WITH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD

John A. Benning, Year of Birth: 1934	Trustee Since 2002, Term expires 2015	Retired since December, 1999.	2	Director, Liberty All-Star® Growth Fund, Inc. (since 2002).

Thomas W. Brock, Year of Birth: 1947	Trustee Since 2005, Term expires 2014	Former Chief Executive Officer, Stone Harbor Investment Partners LP (April 2006-2012); Adjunct Professor, Columbia University Graduate School of Business (since 1998).	2	Director, Liberty All-Star® Growth Fund, Inc. (since 2005); Silver Bay Realty (December 2012 – present); Director and Chairman Stone Harbor Investment Funds (2007-2012).

George R. Gaspari, Year of Birth: 1940	Trustee Since 2006, Term Expires 2014	Financial Services Consultant (since 1996).	2	Director, Liberty All-Star® Growth Fund, Inc. (since 1999); Trustee and Chairman, The Select Sector SPDR Trust (since 1999).

Richard W. Lowry, Year of Birth: 1936	Trustee Since 1986, Term expires 2016 Chairman since 2004	Private Investor since August 1987.	2	Director, Liberty All-Star® Growth Fund, Inc. (since 1994).

John J. Neuhauser, Year of Birth: 1943	Trustee Since 1998, Term Expires 2016	President, St. Michael’s College (since August, 2007); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College).	2	Director, Liberty All-Star® Growth Fund, Inc. (since 1998); Trustee, Columbia Funds Series Trust I (since 1985).

Richard C. Rantzow, Year of Birth: 1938	Trustee Since 2006, Term expires 2016	Retired; Chairman of the Board of First Funds (from 1992 to July 2006).	2

Director, Liberty All-Star® Growth Fund, Inc. (since 2006); Director, Clough Global Allocation Fund (since 2004); Director, Clough Global Equity Fund (since 2005); Director, Clough Global Opportunities Fund (since 2006).

*	The address for all Directors and Officers is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

ANNUAL REPORT	DECEMBER 31, 2013

LIBERTY ALL-STAR® EQUITY FUND	39
TRUSTEES AND OFFICERS (UNAUDITED)

INTERESTED TRUSTEE

NAME (AGE) AND ADDRESS*	POSITION WITH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR**	OTHER DIRECTORSHIPS HELD

Edmund J. Burke,** Year of Birth: 1961	Trustee Since 2006, Term expires 2015; Vice President Since 2006	Chief Executive Officer of ALPS Holdings, Inc., a DST Company (since November 2011); Chief Executive Officer and a Director of: ALPS Holdings, Inc. (since 2005); Director of ALPS Advisers (since 2001), and ALPS Distributors, Inc. (since 2000) and ALPS Fund Services, Inc., (since 2000); President and a Director of ALPS Financial Services, Inc. (1991-2005).	2

President (since 2006), Trustee and Chairman (since 2009), Financial Investors Trust; Trustee (since 2004) and President (since 2006), Clough Global Allocation Fund; Trustee (since 2006) and President (since 2005), Clough Global Equity Fund; Trustee and President, Clough Global Opportunities Fund (since 2006); Director and Vice President, Liberty All-Star Growth Fund, Inc. (since 2006). Mr. Burke is deemed an affiliate of the Fund as defined under the 1940 Act.

OFFICERS

NAME (AGE) AND ADDRESS*	POSITION WITH EQUITY FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

William R. Parmentier, Jr., Year of Birth: 1952	President	1999

Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005-2006). Mr. Parmentier is deemed an affiliate of the Fund as defined under the 1940 Act.

Mark T. Haley, CFA, Year of Birth: 1964	Senior Vice President	1999

Senior Vice President of the Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006). Vice President, Banc of America Investment Advisors (1999-2006). Mr. Haley is deemed an affiliate of the Fund as defined under the 1940 Act.

Kimberly R. Storms, Year of Birth: 1972	Treasurer	2013

Director of Fund Administration and Senior Vice President of ALPS Fund Services, Inc. Ms. Storms is currently Treasurer of Financial Investors Trust, ALPS Series Trust, BPV Family of Funds, and Liberty All-Star Growth Fund, Inc. and Chief Financial Officer of Arbitrage Funds. Ms. Storms is also on the Board of Directors of the Denver Center for Crime Victims. Ms. Storms is deemed an affiliate of the Fund as defined under the 1940 Act.

*	The address for all Trustees is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.
**	Mr. Burke is an “interested person” of the Funds, as defined in the 1940 Act, because he is an officer of ALPS Holdings, Inc. and a Director of ALPS Advisors, Inc. and ALPS Fund Services, Inc.

www.all-starfunds.com	USA

40	LIBERTY ALL-STAR® EQUITY FUND
TRUSTEES AND OFFICERS (UNAUDITED)

OFFICERS (continued)

NAME (AGE) AND ADDRESS*	POSITION WITH EQUITY FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Melanie H. Zimdars, Year of Birth: 1976	Chief Compliance Officer	2009

Deputy Chief Compliance Officer with ALPS Fund Services, Inc. since September 2009. Principal Financial Officer, Treasurer and Secretary, Wasatch Funds, February 2007 to December 2008. Assistant Treasurer, Wasatch Funds, November 2006 to February 2007. Ms. Zimdars is currently the Chief Compliance Officer for ALPS Variable Investment Trust, ALPS ETF Trust, EGA Emerging Global Shares Trust, BPV Family of Funds, Broadview Opportunity Trust, RealityShares ETF Trust, and Liberty All-Star Growth Fund, Inc. Ms. Zimdars is deemed an affiliate of the Fund as defined under the 1940 Act.

Erin D. Nelson, Year of Birth: 1977	Secretary	2013

Vice-President and Assistant General Counsel of ALPS Fund Services, Inc., ALPS Advisors, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc. Currently Secretary of ALPS ETF Trust, Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, and Liberty All-Star Growth Fund, Inc. Ms. Nelson is deemed an affiliate of the Fund as defined under the 1940 Act.

Alex J. Marks, Year of Birth: 1974	Assistant Secretary	2011

Employee of ALPS Fund Services, Inc. since June 2011. Mr. Marks also served as an employee of ALPS Funds Services, Inc. from July 2006 to September 2010. Mr. Marks is also currently Assistant Secretary of Liberty All-Star Growth Fund, Inc. Mr. Marks is deemed an affiliate of the Fund as defined under the 1940 Act.

*	The address for all Trustees is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203

ANNUAL REPORT	DECEMBER 31, 2013

LIBERTY ALL-STAR® EQUITY FUND	41
RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

On August 29, 2013, the Annual Meeting of Shareholders of the Fund was held to elect three Trustees. On June 14, 2013, the record date for the meeting, the Fund had outstanding 186,370,843 shares of beneficial interest. The votes cast at the meeting were as follows:

PROPOSAL 1 - Proposal to elect three Trustees:

	For	Withheld
Richard W. Lowry	140,637,048.279	12,416,273.676
John J. Neuhauser	140,575,638.321	12,477,683.634
Richard C. Rantzow	144,839,910.065	8,213,411.890

www.all-starfunds.com	USA

42	LIBERTY ALL-STAR® EQUITY FUND
PRIVACY POLICY (UNAUDITED)

This Privacy Policy Notice discloses the privacy policies of the Liberty All-Star® Funds, which are advised by ALPS Advisors, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”). The Companies and the Funds are referred to herein collectively as “we” or “us.”

PROTECTING YOUR PRIVACY IS A TOP PRIORITY

We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.

THE INFORMATION WE HAVE AND WHERE WE GET IT

We collect information about you from a variety of sources, including:

•	Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;
•	Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and
•	Information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

HOW WE USE THIS INFORMATION

We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

•	To respond to a subpoena or court order, judicial process or regulatory inquiry;
•	To report suspicious transactions to government agencies and law enforcement officials;
•	To protect against fraud;
•	To provide products and services with the consent or the direction of a customer; or
•	In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

SECURITY OF PERSONAL FINANCIAL INFORMATION

We restrict access to information about you to those employees we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128-bit SSL encryption security with passwords to ensure a safe transmission of data between you and us. Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

IF YOU HAVE ANY QUESTIONS OR CONCERNS ABOUT THIS PRIVACY POLICY NOTICE, PLEASE WRITE TO US AT:

ALPS Advisors, Inc.

Attn: Compliance Department

1290 Broadway, Suite 1100

Denver, CO 80203

FORMER CUSTOMERS

If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

ANNUAL REPORT	DECEMBER 31, 2013

ALL-STAR EQUITY FUND

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
John A. Benning*
Thomas W. Brock*
Edmund J. Burke
George R. Gaspari*
Richard W. Lowry*, Chairman
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Erin D. Nelson, Secretary
Alex J. Marks, Assistant Secretary
Melanie H. Zimdars, Chief Compliance Officer

* Member of the Audit Committee

USA LISTED NYSE

Annual Certifications — As required, on August 30, 2013, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a quarterly basis on Form N-CSR and Form N-Q.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000572

ALL-STAR EQUITY FUND

ALPS Advisors, Inc.
Investment Advisor
1290 Broadway, Suite 1100
Denver, CO 80203
303-623-2577
www.all-starfunds.com

USA LISTED NYSE

A MEMBER OF THE CLOSED-END FUND ASSOCIATION, INC.
WWW.CLOSED-ENDFUNDS.COM

Item 2.  Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable.

(c)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

(e)	Not Applicable.

(f)	The registrant’s Board adopted, effective December 10, 2007, a revised code of ethics described in 2(a) above. The revised code of ethics is incorporated by reference to the Registrant’s Form N-CSR filing made on March 7, 2008. There have been no revisions to the code since that date.

Item 3.  Audit Committee Financial Expert.

The registrant’s Audit Committee is composed of six of the registrant’s independent directors who are not affiliated with the registrant’s investment advisor. The Board has determined that each of the audit committee members is “financially literate” and that at least one member has “accounting or related financial management expertise” as used in the New York Stock Exchange definitions of the terms.

Under the Sarbanes-Oxley Act, if the Board has not determined that a “financial expert,” a term based on criteria contained in the Sarbanes-Oxley Act, is serving on the audit committee, it must disclose this fact and explain why the committee does not have such an expert. The Board believes that for the following reasons it is not necessary for a registered investment company such as the registrant, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a “financial expert” as a member of the committee.

1.	The financial statements of and accounting principles applying to the registrant are relatively straightforward and transparent compared to those of operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 (the “1940 Act”) and computed daily), accrual of expenses, allocation of joint expenses shared with other entities, such as insurance premiums, and disclosures of all related party transactions. Equally important is a knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity, such as sophisticated derivative transactions and special purpose entities, are present in financial reporting for this registered investment company.

2.	During the years that the registrant has been filing financial reports under the 1940 Act since its inception in 1986 there has never been a requirement for a financial report or statement to be restated.

3.	The current members of the audit committee have many years of aggregate experience serving on this audit committee and/or in the Board’s judgment, through this experience and experience with other public corporation’s financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the registrant’s financial statements, tax laws applying to the registrant, the registrant’s internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the registrant.

4.	The audit committee has the capability of employing a consultant who satisfies the technical definition of a “financial expert” and will do so from time to time if circumstances warrant.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2013 and are $41,000 and $41,000, respectively.

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2012 December 31, 2013 were approximately $0 and $0, respectively.

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2013 are approximately $3,790 and $3,915, respectively.

Tax Fees in both fiscal years 2012 and 2013 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2013 and were $0 and $0, respectively.

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2012 and December 31, 2013, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the registrant to the investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with such investment advisor that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) or any entity controlling, controlled by or under common control with such investment advisor that provides ongoing services to the registrant (“Advisor Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2012 and December 31, 2013 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant in each of the last two fiscal years of the Registrant were $213,790 in 2012 and $225,415 in 2013. These fees consisted of non-audit fees billed to (i) the Registrant of $3,790 in 2012 and $3,915 in 2013 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, of $210,000 in 2012 and $221,500 in 2013. The non-audit fees billed to AFS related to SSAE 16 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)).

As of December 31, 2013, John A. Benning, Thomas W. Brock, George R. Gaspari, Richard W. Lowry, John J. Neuhauser and Richard C. Rantzow are each independent trustees and collectively constitute the entire Audit Committee.

Item 6.  Schedule.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisors, Inc. (the “AAI”) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to AAI, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and AAI, its affiliates, its other clients or other persons.

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients without regard to any resulting benefit or detriment to AAI or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. There may also be instances where a fund relies upon Section 12(d)(1)(F), and by law, the fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”). In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account and subsequently, AAI determines that the type of proxy issue is not material to shareholders. AAI will utilize the below considerations to determine if a security then on loan should be recalled for voting purposes. Decisions will generally be made on a case-by-case basis depending on whether, in AAI’s judgment,:
•	the matter to be voted on has critical significance to the potential value of the security in question;
•	the security represents a significant holding and whether the security is considered a long-term holding; and
•	AAI believes it can recall the security in time to cast the vote.

2.	Proxies will usually not be voted in cases where AAI deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In providing proxy voting services to AAI, ISS provides vote recommendations on a pre-determined policy. Generally, AAI will vote proxies based on ISS’ pre-determined voting policy. In doing so, AAI demonstrates that its vote would not be a product of a conflict of interest as AAI would have little or no discretion on how the proxy was voted.

For those proxy proposals that: (1) are not addressed by AAI’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an AAI investment associate believes that an exception to the guidelines may be in the best economic interest of AAI’s clients (collectively, “Proxy Referrals”), AAI may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance will collect and review any information deemed reasonably appropriate to evaluate if AAI or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. AAI investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to AAI’s Chief Compliance Officer (“CCO”), or designee, in writing (see Appendix B - “Conflicts of Interest Disclosure and Certification Form”). Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

1.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);
2.	Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.
3.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1.	ALPS’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.
2.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

—	To disclose in writing to AAI’s CCO, or designee, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

—	To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

3.	In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Cornerstone Capital Management, LLC (“Cornerstone”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to Cornerstone is managed by Thomas G. Kamp, CFA, President and Chief Investment Officer of Cornerstone. Tom joined Cornerstone in February 2006 after thirteen years with Alliance Capital Management. As Cornerstone’s Chief Investment Officer, Tom leads the research team, is a member of the Investment Policy Committee and is responsible for all portfolio management decisions. At Alliance Capital Management, he was a Senior Vice President and Portfolio Manager within the Large Capitalization Growth Equity Group. He managed the Minneapolis office of Alliance and by December 2005, had responsibility for over $9 billion in assets including the AllianceBernstein Large Cap Growth Fund, the Alliance Premier Institutional Fund, the ACM Global Investments – American Growth Portfolio (Luxembourg based), the ACM Funds, Inc. – American Growth Fund (UK based), and the Alliance American Premier Growth Fund (Japan based). He was also responsible for over $5 billion of assets from public and private institutions and high net worth individuals around the world. Prior to joining Alliance Capital in 1993, Tom evaluated and participated in funding emerging companies for IAI Venture Capital Group. He earned an MBA with a specialization in Accounting from Northwestern University and a BSME with a minor in Applied Mathematics from Southern Methodist University. He has earned the right to use the CFA Institute Chartered Financial Analyst designation.

(a)(2) OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Thomas G. Kamp as of December 31, 2013:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Thomas G. Kamp
Registered Investment Companies	5	$2,370	0	N/A
Other pooled investment vehicles	17	$960	0	N/A
Other accounts	19	$198	0	N/A

MATERIAL CONFILCTS OF INTEREST: None

(a)(3) COMPENSATION STRUCTURE. Mr. Kamp’s compensation consists of base salary, bonus and stock options.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Thomas G. Kamp	None

Matrix Asset Advisors, Inc. (“Matrix”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to Matrix is managed by David A. Katz, Head of the Investment Policy Committee. Mr. Katz, CFA, graduated summa cum laude from Union College with a Bachelor of Arts degree in Economics. He received a Master of Business Administration degree, with a concentration in Finance, from New York University Graduate School of Business in 1987, graduating with distinction. His numerous works on Value Investing have earned him various awards and distinctions at the undergraduate and graduate levels. Mr. Katz has earned the right to use the CFA Institute Chartered Financial Analyst designation. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged the Value Matrix Management organization into Matrix Asset Advisors. Mr. Katz is the firm’s President and Chief Investment Officer, chairs the Investment Policy Committee and is a Portfolio Manager/Analyst.

(a)(2) OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Mr. Katz as of December 31, 2013:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
David A. Katz
Registered Investment Companies	1	$77	0	N/A
Other pooled investment vehicles	0	$0	0	$0
Other accounts	431	$666.1	3	$0

MATERIAL CONFILCTS OF INTEREST: None

(a)(3) COMPENSATION STRUCTURE. Matrix Portfolio Managers, including Mr. Katz, are paid competitively with meaningful potential bonuses based on individual performance and firm success. Base salary is approximately 50-75% of total compensation, with bonus, equity and profit sharing participation. Discretionary bonus is based on overall performance of the firm, and not performance of any particular account. Portfolio Managers are incented through competitive compensation and benefits, as well as high degrees of responsibility, input and autonomy. The firm has created a “stakeholder” program and profit sharing plan, in which key personnel are granted participation in the profitability of the firm in a parallel fashion as the owners of the firm. Such participation is contingent on continued employment. In addition, the firm has offered equity ownership to retain key investment professionals.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
David A. Katz	None

Pzena Investment Management, LLC (“Pzena”)

(a)(1): MANAGEMENT. The portion of the Fund allocated to Pzena is managed by a team of portfolio managers. Individual portfolio managers on the team do not have any latitude to make independent portfolio decisions. All decisions require unanimous consent of a four-person portfolio management team. For the Fund, Richard Pzena, John Goetz, Antonio DeSpirito, and Benjamin Silver have joint decision-making responsibility and “veto authority” over any decision.

Richard S. Pzena – Mr. Pzena is the Founder, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer of the firm. Prior to forming Pzena Investment Management in 1995, Mr. Pzena was the Director

of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986 as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena served as Chief Investment Officer, Small Cap Equities, and assumed his broader domestic equity role in 1991. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania in 1979 and 1980, respectively.

John P. Goetz – Mr. Goetz is a Managing Principal and Co-Chief Investment Officer at the firm. Prior to joining Pzena Investment Management in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco’s $1 billion polypropylene business where he had bottom line responsibility for operations and development worldwide. Prior positions included strategic planning, joint venture investments and project financing in various oil and chemical businesses. Prior to joining Amoco, Mr. Goetz had been employed by The Northern Trust Company and Bank of America. He earned a B.A. summa cum laude in Mathematics and Economics from Wheaton College in 1979 and an M.B.A. from the Kellogg School at Northwestern University in 1982.

Antonio DeSpirito, III – Mr. DeSpirito is a Managing Principal and Portfolio Manager of Value and Large Cap Value. Previously, Mr. Despirito was one of the Portfolio Managers of Pzena Investment Management’s Small Cap Value service. Prior to joining Pzena Investment Management in 1996, Mr. DeSpirito was an Associate in the Corporate Department at the Boston based law firm of Ropes & Gray. At Ropes & Gray, he advised clients in the direct television, financial services, fitness, packaging films, retail, software, and wire and cable industries. Mr. DeSpirito earned a B.S. summa cum laude from the Wharton School of the University of Pennsylvania in 1990 and a J.D. magna cum laude from Harvard Law School in 1993.

Benjamin S. Silver, CFA, CPA – Mr. Silver is a Principal, Co–Director of Research, and Portfolio Manager of Value, Large Cap, and Small Cap at the firm. Prior to joining Pzena Investment Management in 2001, Mr. Silver was a Research Analyst at Levitas & Company, a value based equity hedge fund. Mr. Silver was previously employed as a Manager for Ernst & Young LLP in their Financial Services Group from 1991 to 1996. He earned a B.S. magna cum laude in Accounting from Sy Syms School of Business at Yeshiva University. Mr. Silver is a Certified Public Accountant and holds the Chartered Financial Analyst designation.

(a)(2): OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Messrs. Pzena, Goetz, DeSpirito and Silver, as of December 31, 2013.

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Richard S. Pzena
Registered Investment Companies	5	$3,180	0	N/A
Other pooled investment vehicles	30	$465	0	N/A
Other accounts	125	$5,775	4	$863

John P. Goetz
Registered Investment Companies	6	$4,279	1	$60
Other pooled investment vehicles	25	$3,556	1	$253
Other accounts	83	$7,738	4	$293

Antonio DeSpirito, III
Registered Investment Companies	2	$3,062	0	N/A
Other pooled investment vehicles	22	$445	0	N/A
Other accounts	92	$4,171	3	$854

Benjamin Silver
Registered Investment Companies	4	$3,102	0	N/A
Other pooled investment vehicles	28	$450	0	N/A
Other accounts	111	$5,421	4	$683

MATERIAL CONFLICTS OF INTEREST: Conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts which may arise and Pzena’s policy or procedure for handling them.

Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., “classic” value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they are mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, Pzena may place separate, non-simultaneous transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. The structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product specific basis (i.e., for all large cap value Accounts). Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

(a)(3): COMPENSATION STRUCTURE. Pzena portfolio managers, including Messrs Pzena, Goetz, DeSpirito and Silver, and other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based directly on the performance of the Fund or other clients. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that he/she has made and is likely to make in the future. The time frame Pzena examines for bonus compensation is annual. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock).

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS: Mr. DeSpirito owns between $100,001 - $500,000 worth of shares of the Fund. Messrs. Pzena, Goetz and Silver do not own shares of the Fund.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Richard S. Pzena	None
John P. Goetz	None
Antonio Despiritio III	$100,001 - $500,000
Benjamin Silver	None

Schneider Capital Management Corporation (“Schneider”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to Schneider is managed by Arnold C. Schneider III, CFA. Mr. Schneider serves as President and Chief Investment Officer and manages the portion of Fund allocated to Schneider. Prior to founding Schneider, Mr. Schneider was a Senior Vice President and Partner of the Wellington Management Company. He has earned the right to use the CFA Institute Chartered Financial Analyst designation. Mr. Schneider received a B.S. in Finance from the McIntire School of Commerce of the University of Virginia.

(a)(2) OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Schneider as of December 31, 2013:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Arnold C. Schneider III

Registered Investment Companies	6	$680	0	N/A
Other pooled investment vehicles	3	$185	0	N/A
Other accounts	6	$790	0	N/A

MATERIAL CONFILCTS OF INTEREST:. None

(a)(3) COMPENSATION STRUCTURE. Mr. Schneider’s compensation consists of a fixed base salary and a bonus. A portion of his bonus may be deferred. Generally, his salary is fixed at the beginning of each year; his bonus and any deferred compensation are discretionary and based on the overall profitability of the firm.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGER.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Arnold C. Schneider III	None

TCW Investment Management Company (“TCW”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to TCW is managed by Craig C. Blum, CFA, Portfolio Manager, Managing Director and US Equities – Mr. Blum is Co-Portfolio Manager of the Concentrated Core and Select Equities investment strategies. He joined TCW in 1999 as part of a program designed to fast-track high potential individuals, providing them with in-depth knowledge of the firm’s various investment groups. After gaining experience in the High Yield and Mortgage-Backed Securities Groups, in 2000 Mr. Blum joined the US Equity Research Group as an Analyst covering data networking, communications equipment, and enterprise hardware and software companies. In 2002, Mr. Blum became a member of the Concentrated Core / Select Equities Group, and in 2004 he was promoted to Co-Portfolio Manager. Prior to joining TCW, Mr. Blum focused on commercial mortgage-backed securities cash flow modeling and deal structuring as a Senior Analyst with FMAC Capital Markets. Prior to that, he worked in institutional sales and mortgage-backed securities analysis at PaineWebber. Mr. Blum began his investment career in 1994 at Merrill Lynch where he developed a financial advisory business focused on high net worth and corporate clients. He has more than 10 years experience in the investment management industry. Mr. Blum received his Bachelor of Science in Applied Mathematics and Computer Science from the University of California at Los Angeles (UCLA) in 1993, and his MBA in Finance from the UCLA Anderson Graduate School of Management in 1999. Mr. Blum has earned the right to use the CFA Institute Chartered Financial Analyst designation.

(a)(2) OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Blum as of December 31, 2013:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Craig C. Blum
Registered Investment Companies	4	$2,035	0	n/a
Other pooled investment vehicles	6	$563	1	$138
Other accounts	61	$6,148	3	$453

(a)(3) COMPENSATION STRUCTURE. The overall objective of the Advisor’s compensation program for portfolio managers is to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s parent company (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of net income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is typically paid quarterly. In most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of certain expenses (including base salaries) related to the strategy group. The profit sharing percentage used to compensate a portfolio manager for management of the Funds is generally the same as that used to compensate portfolio managers for all other client accounts in the same strategy managed by the Advisor or one of the other TCW Advisors (together, “the TCW Group”). Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the Funds, including alternative investment products; the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and the TCW Group, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases bonuses may be paid on a discretionary basis out of a department profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. Many portfolio managers participate in equity incentives based on overall firm performance of the TCW Group and its affiliates, through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Advisor’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Advisor’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over a period of time and other awards are granted annually.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas were awarded partnership units in the Advisor’s parent company. Awards under this plan vest over time. Vesting is in part dependent on satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in the Advisor’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under the plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

(a)(3) POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS. Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

The Fund’s sub-adviser has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Craig C. Blum	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This table shows the purchases by or on behalf of the Registrant or affiliated purchasers of the Registrant of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act.

Period	Total # of Shares Purchased	Ave. Price Paid per Share	Total # of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number/Approx. $ Value of Shares that May Yet be Purchased under the Plans or Programs
January 1, 2013- January 31, 2013	N/A	N/A	N/A	N/A
February 1, 2013- February 29, 2013	N/A	N/A	N/A	N/A
March 1, 2013- March 31, 2013	N/A	N/A	N/A	N/A
April 1, 2013- April 30, 2013	N/A	N/A	N/A	N/A
May 1, 2013- May 31, 2012	N/A	N/A	N/A	N/A
June 1, 2013- June 30, 2013	N/A	N/A	N/A	N/A
July 1, 2013- July 31, 2013	N/A	N/A	N/A	N/A
August 1, 2013- August 31, 2013	N/A	N/A	N/A	N/A
September 1, 2013- September 30, 2013*	14,143,225	$5.98	14,143,225	N/A
October 1, 2013- October 31, 2013	N/A	N/A	N/A	N/A
November 1, 2013- November 30, 2013	N/A	N/A	N/A	N/A
December 1, 2013- December 31, 2013	N/A	N/A	N/A	N/A

*As reflected in the notes to the financial statements in the Registrant’s Certified Shareholder Report on Form N-CSR for the period ended December 31, 2013, and in the press release issued by the Registrant on September 24, 2013, the Registrant conducted a tender offer for up to 7.5% of its outstanding common stock at a price equal to 96% of its net asset value per share (“NAV”) as determined on the date the tender offer expired. Under the terms of the tender officer, the Registrant accepted 14,143,225 shares for payment at a price equal to $5.98 per share, which represents 96% of the Fund’s NAV as of September 23, 2013, the date the tender offer expired.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99-12(a)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2007, filed electronically with the Securities and Exchange Commission on March 7, 2008.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	February 28, 2014

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	February 28, 2014